                                                                    EXHIBIT 10.4

                 AMENDMENT TO THE PRODUCT DISTRIBUTION AGREEMENT

                                     BETWEEN

                             INTEGRITY INCORPORATED,

            WORD ENTERTAINMENT, A DIVISION OF WORD MUSIC GROUP, INC.,

                                       AND

                            WARNER MUSIC GROUP, INC.

                          DATED AS OF NOVEMBER 18, 2001


                         EXCLUDING CONFIDENTIAL PORTIONS

































(1) Indicates information which has been redacted pursuant to a request for confidential treatment.


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                       INDEX TO THE CONFIDENTIAL PORTIONS

   PAGE                          SECTION                             LINE(S)
    2                             2(a)                             3, 6 and 9



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                             WARNER MUSIC GROUP INC.
                              75 Rockefeller Plaza
                            New York, New York 10019


                                                  Dated as of November 18 , 2001


INTEGRITY INCORPORATED
1000 Cody Road
Mobile, Alabama  36695

Ladies and Gentlemen:

Reference is made to that certain distribution agreement between you and Word Entertainment, a division of Word Music Group, Inc. dated as of January 1, 2000 (the "Agreement"). Any capitalized terms which are used below and which are defined in the Agreement shall have the same meanings and definitions as set forth in the Agreement, unless otherwise indicated. This letter agreement, when signed by you and us ("WMG") shall become effective upon the closing (the "Acquisition Closing") of the transaction among Gaylord Entertainment Company, Gaylord Creative Group, Inc. ("Creative") formerly known as Idea Entertainment, Inc. and an affiliate of WMG's, relating to the acquisition of the music businesses of Creative by WMG's affiliate.

For good and valuable consideration, the sufficiency of which is hereby acknowledged by each of the undersigned, the undersigned hereby agrees to the following:

WMG hereby agrees that following the Acquisition Closing, during the Term, the executive in change of distribution at Word Entertainment, a division of Word Music Group, Inc. (currently, Mark Funderburg) shall report directly to senior executive(s) at Warner-Elektra-Atlantic Corporation (or its successor(s)), rather than directly to executive(s) at Word Music Group, Inc.

If the foregoing is acceptable, please acknowledge the same by signing in the appropriate place below.

                                         Very truly yours,

                                         WARNER MUSIC GROUP INC.

                                         By:      /s/ David H. Johnson
                                            -----------------------------------
                                         Name:    David H. Johnson
                                              ---------------------------------
                                         Title:   Executive Vice President
                                               --------------------------------

Agreed and Accepted:

INTEGRITY INCORPORATED

By:        /s/ Jerry Weimer
   --------------------------------------------
Name:      Jerry Weimer
     ------------------------------------------

                               WORD ENTERTAINMENT,
                      a division of WORD MUSIC GROUP, INC.
                              25 Music Square West
                           Nashville, Tennessee 37203


                                                 Dated: as of November 18 , 2001


INTEGRITY INCORPORATED
1000 Cody Road
Mobile, Alabama  36695

Ladies and Gentlemen:

Reference is made to that certain distribution agreement between you and us dated as of January 1, 2000 (the "Agreement"). Any capitalized terms which are used below and which are defined in the Agreement shall have the same meanings and definitions as set forth in the Agreement, unless otherwise indicated. This letter agreement, when signed by you and us, shall constitute our agreement to modify the Agreement as hereinafter provided, which modifications shall become effective upon the closing (the "Acquisition Closing") of the transaction among Gaylord Entertainment Company ("Gaylord"), Gaylord Creative Group, Inc. ("Creative") formerly know as Idea Entertainment, Inc. and an affiliate of Warner Music Group Inc. ("WMG"), relating to the acquisition of the music businesses of Creative by WMG's affiliate (the "Acquisition").

For good and valuable consideration, the sufficiency of which is hereby acknowledged by each of the undersigned, the undersigned hereby agree to the following:

1. The Term of the Agreement shall be extended until December 31, 2004. The contract year of the Term commencing on January 1, 2004 and ending on December 31, 2004, shall be referred to as the "Fifth Contract Year."

2. Effective as of January 1, 2002, subparagraph 10(a) of the Agreement shall be deleted and replaced in its entirety as follows:

         "(a)     With respect to net sales of the Products in the Territory
(i.e., gross sales of the Products less returns, credits and rebates) by WORD, and except as otherwise provided for herein, WORD will pay INTEGRITY [**](1) percent ([**](1)%) of WORD's actual net selling price to its customers; provided, however, that (i) with respect to Products distributed hereunder licensed to INTEGRITY by Hillsong Music Australia (the "Hillsong Products") WORD will pay INTEGRITY [**](1) percent ([**](1)%) of WORD's actual net selling price to its customers of units of such Products (the "Distributed Labels Fee"); and
(ii) with respect to net sales of the Products (other than Hillsong Products) during the Fifth Contract Year of the Term, WORD will pay INTEGRITY [**](1) percent ([**](1)%) of WORD's actual net selling price to customers. If from time to time during the Term, INTEGRITY wishes to distribute hereunder the products of labels not owned by INTEGRITY (other than Hillsong Products) and wishes to have the Distributed Labels Fee apply to the sales of such labels' products, then INTEGRITY may send a notice to WORD requesting the same accompanied by any relevant information that INTEGRITY desires WORD to consider in evaluating such request. WORD shall consider any such request in good faith taking into account the information supplied and having done so, if WORD declines such request, the distribution fee


--------------------
(1) Indicates information which has been redacted pursuant to a request for confidential treatment.

set forth above which is then-currently in effect for the remainder of Products hereunder shall apply to the sales of such labels' products."

3. Paragraph 24 of the Agreement shall be deleted and replaced in its entirety as follows:

         "24. No Assignment. Neither party may assign this Agreement, or any part hereof, or any rights hereunder to any person without the written consent of the other, except that either party may, without such consent, assign this Agreement to its controlling shareholder or controlling shareholders, to a parent, subsidiary or affiliated corporation. The foregoing notwithstanding, the parties mutually agree that should the voting control of either company change (the "Control Changing Company") during the Term hereof, the Control Changing Company shall give written notice thereof to the other party (the "Control Change Notice"). Within thirty (30) days following the Control Changing Company's delivery to the other party of the Control Change Notice, the other party shall have the right, upon four (4) months' written notice to the Control Changing Company, so terminate this Agreement."

4. You hereby waive any and all rights that you may have pursuant to paragraph 24 of the Agreement to terminate the Agreement as a result of the Acquisition.

5. Subject to your existing contractual commitments, you and WMG hereby agree, promptly after the date hereof, to negotiate in good faith with the view of entering into an agreement with WEA providing for the exclusive distribution of Products in the General Marketplace in the Territory, the term of which such agreement would be co-terminous with the Term of the Agreement.

6. Subject to WMG's and Creative's existing contractual commitments, you and WMG hereby agree, promptly after the date hereof, to negotiate in good faith with the view of entering into: (a) an agreement with your Singapore office ("Integrity Singapore") pursuant to which Integrity Singapore would exclusively distribute Word Music Group, Inc. recorded music products in Asia; and (b) an agreement with your Australia office ("Integrity Australia") pursuant to which Integrity Australia would exclusively distribute Word Music Group, Inc. recorded music products in Australasia, the term of which such agreements would be co-terminous with the Term of the Agreement.

7. Except as expressly modified in this letter agreement, all other terms and conditions of the Agreement are hereby satisfied and confirmed and remain in full force and effect.


                                       3
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If the foregoing is acceptable please acknowledge the same by signing in the appropriate place below.

                                    Very truly yours,

                                    WORD ENTERTAINMENT, a division of
                                    WORD MUSIC GROUP INC.

                                    By:      /s/  Carter R. Todd
                                       -----------------------------------------
                                    Name:    Carter R. Todd
                                         ---------------------------------------
                                    Title: Vice President and Secretary

Agreed and Accepted:

INTEGRITY INCORPORATED

By:      /s/ Jerry Weimer
   ------------------------------------------
Name:      Jerry Weimer
     ----------------------------------------


Accepted and agreed to insofar
as the foregoing applies to us:

WARNER MUSIC GROUP INC.


By:       /s/ David H. Johnson
   -----------------------------------------
Name:     David H. Johnson
     ---------------------------------------
Title:    Executive Vice President
      --------------------------------------


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